Exhibit 10.1

SECOND AMENDMENT, dated as of December 11, 2014 (this “Amendment”), to (a) the CREDIT AGREEMENT, dated as of August 10, 2012 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), among DREAMWORKS ANIMATION SKG, INC., a Delaware corporation (“DW Animation”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties thereto, and (b) the GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 10, 2012 (as amended or otherwise modified prior to the date hereof, the “Guarantee and Collateral Agreement”), among DW Animation, the subsidiaries of DW Animation from time to time party thereto and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to DW Animation;

WHEREAS, DW Animation has requested that the Required Lenders (a) approve certain amendments to the Loan Documents and (b) consent to the release of (i) each of the ATV Subsidiaries (as defined below) as a Loan Party, Subsidiary Guarantor and Grantor (as defined in the Guarantee and Collateral Agreement) under the Loan Documents (including the release of any Liens granted by any ATV Subsidiary on its assets) and (ii) any Liens on the ATV Assets (as defined below) granted by AwesomenessTV, Inc. under the Loan Documents (collectively, the “Release”);

WHEREAS, pursuant to such request, the Required Lenders have consented (a) to amend the Credit Agreement and (b) to the requested Release, in each case, on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    DEFINITIONS.

1.1    Defined Terms; Rules of Construction. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires. The rules of construction set forth in Section 1.2 of the Credit Agreement shall apply herein.

SECTION 2.    AMENDMENTS TO LOAN DOCUMENTS; CONSENT UNDER GUARANTEE AND COLLATERAL AGREEMENT.

2.1    Amendment of Section 1.1 (Defined Terms) of the Credit Agreement.

(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

(i)    “ATV”: AwesomenessTV Holdings, LLC, a Delaware limited liability company.

(ii)    “ATV Inc.”: AwesomenessTV, Inc., a Delaware corporation.

(iii)    “ATV Assets”: all of the assets of ATV Inc. other than the ATV Excluded Assets.

(iv)    “ATV Contribution Agreement”: the Contribution Agreement dated as of December 11, 2014, by and among ATV Inc., DW Animation and ATV, as in effect on the Second Amendment Effective Date.

(v)    “ATV Disposition”: collectively, (a) the sale, transfer, contribution or other disposition by DW Animation of all of the Capital Stock of Big Frame, Inc., a Delaware corporation, to ATV Inc., (b) the sale, transfer, contribution or other disposition by DW Animation to ATV of all rights, title and interest in and to the assets, properties and rights of DW Animation that are used exclusively in the conduct of, or are otherwise material to, the business of ATV Inc. and its Subsidiaries, (c) the sale, assignment and transfer by Dreamworks Animation L.L.C. to ATV of all of Dreamworks Animation L.L.C.’s right, title and interest in and to the Trademarks (as such term is defined in that certain Trademark Assignment dated as of December 11, 2014, by and between Dreamworks Animation L.L.C. and ATV, as such assignment is in effect on the Second Amendment Effective Date), together with the goodwill of the businesses symbolized by the Trademarks being assigned, in the United States, its territories and possessions, and all causes of action for any and all past infringements of the rights being assigned and the right to collect and retain the proceeds therefrom, (d) the sale, transfer, contribution or other disposition by ATV Inc. to ATV of all rights, title and interest in and to (i) all of the Capital Stock of (w) Big Frame, Inc., a Delaware corporation, (x) Awesomeness, LLC, a California limited liability company, (y) Stuart Street, LLC, a California limited liability company, and (z) MB Films, LLC, a California limited liability company and (ii) the ATV Assets, in each case pursuant to the terms of the ATV Contribution Agreement, and (e) the issuance to HDS II, Inc. of Capital Stock of ATV representing up to 25% of the voting and economic interests therein, in each case pursuant to the terms of the ATV Unit Purchase Agreement.

(vi)    “ATV Excluded Assets”: all Capital Stock of Awesomeness Kids, LLC held by ATV Inc., (ii) all Capital Stock of ATV held by ATV Inc. and (iii) all ATV Excluded Tax Assets.

(vii)    “ATV Excluded Tax Assets”: has the meaning assigned to the term “Excluded Tax Assets” in the ATV Contribution Agreement.

(viii)     “ATV Joint Venture Agreement”: the Amended and Restated Operating Agreement of ATV, by and between ATV, ATV Inc., HDS II, Inc., Hearst Communications, Inc. and DWA, as in effect on the Second Amendment Effective Date and as amended in compliance with the terms of this Agreement.

(ix)    “ATV Services Agreement”: the Services Agreement, dated as of December 11, 2014, by and between DW Animation and ATV, as in effect on the Second Amendment Effective Date.

(x)     “ATV Subsidiaries”: each of (i) Big Frame, Inc., a Delaware corporation, (ii) BAMMO, LLC, a Delaware limited liability company, (iii) Stuart Street Kids, LLC, a California limited liability company, (iv) Smosh Movie, LLC, a California limited liability company, (v) Mahone Concert Film, LLC, a California limited liability company, (vi) Awesomeness, LLC, a California limited liability company, (vii) Stuart Street, LLC, a California limited liability company, (viii) MB Films, LLC, a California limited liability company and (ix) ATV.

(xi)    “ATV Unit Purchase Agreement”: the Unit Purchase Agreement dated as of December 11, 2014, by and among ATV, DW Animation and HDS II, Inc., as in effect on the Second Amendment Effective Date.

(xii)    “Copyright Transfer Restriction”: as defined in the definition of “Tax Credit-Financed PSA” set forth herein.

(xiii)    “Excluded Subsidiary”: ATV and any Subsidiary thereof, in each case, solely to the extent such Person is not a Wholly Owned Subsidiary of DW Animation.

(xiv)    “Restricted Copyrights”: as defined in the definition of “Tax Credit-Financed PSA” set forth herein.

(xv)    “Second Amendment Effective Date”: the date on which the Second Amendment to this Agreement became effective in accordance with its terms.

(xvi)    “Tax Credit-Financed PSA”: any production services agreement by and between DW Animation or any of its Subsidiaries, on the one hand, and a third party production company organized under the laws of Canada, on the other hand, with respect to any television series, solely to the extent that (i) such third party production company (x) qualifies for tax credits under Canadian law in connection with such services agreement (whether for production or post-production services) and (y) has received (and continues to receive) “tax credit-financing” from a third party financial institution and (ii) any applicable Requirement of Law (including but not limited to laws, rules or regulations governing eligibility for tax credits) prohibits the transfer of any Copyrights (as defined in the Guarantee and Collateral Agreement), or any rights under any Copyright, owned by DW Animation or any of its Subsidiaries exclusively associated with such television series (the “Restricted Copyrights”) to any Person unless such production services agreement is also transferred to such Person (any such limitation on the transfer of Restricted Copyrights pursuant to any such applicable Requirement of Law, a “Copyright Transfer Restriction”).

(xvii)    “Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

(b)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Subsidiary Guarantor” set forth therein and substituting in lieu thereof the following:

“Subsidiary Guarantor”: each Subsidiary of DW Animation party to the Guarantee and Collateral Agreement. It is understood that (i) DWA Finance I LLC and Pacific Productions LLC shall not be Subsidiary Guarantors as long as such entities carry on no operations and remain dormant and (ii) no Excluded Subsidiary shall be a Subsidiary Guarantor.

(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excluded Asset Sale” set forth therein and substituting in lieu thereof the following:

“Excluded Asset Sale”: with respect to DW Animation and its Subsidiaries, (a) any sale or other disposition of assets in the ordinary course of business, (b) any sale or other disposition of rights in films (or participations therein), (c) any sale or other disposition of accounts receivable and (d) the ATV Disposition.

(d)    Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Subsidiary” set forth therein:

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, none of the Excluded Subsidiaries shall be deemed to be a Subsidiary of DW Animation for purposes of Articles IV, VI (other than Section 6.1 and for purposes of the terms “Excluded Subsidiary” and “existing Subsidiary”), VII and VIII of this Agreement (or for purposes of any defined term as such term is used in any of such Articles).

(e)    Section 1.1 of the Credit Agreement is hereby amended by replacing the text “(a) or (o)” in the definition of “Permitted Collateral Liens” with the text “(a), (o) or (r)”.

2.2    Amendment of Section 6.9 (Additional Collateral, etc.) of the Credit Agreement. Section 6.9(c) of the Credit Agreement is hereby amended by inserting the words “or an Excluded Subsidiary” immediately following the words “Foreign Subsidiary” in the first sentence therein in each place in which such words appear.

2.3    Amendment of Section 7.2 (Limitation on Liens) of the Credit Agreement. Section 7.2 of the Credit Agreement is hereby amended by (a) deleting the text “and” at the end of clause (p) thereof, (b) replacing the text “.” at the end of clause (q) thereof with the text “; and” and (c) adding the following new clause (r) at the end of such Section:

(a)     in the case of any Equity Interests of (i) any Subsidiary that is not a Wholly Owned Subsidiary or (ii) any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to such Equity Interests, in each case, set forth in the organizational documents of such Subsidiary or such other Person, or in any related joint venture, shareholders’ or similar agreement.

2.4    Amendment of Section 7.3 (Limitation on Fundamental Changes) of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (e) thereof, (ii) deleting the text “.” at the end of clause (f) thereof and substituting in lieu thereof the text “;” and (iii) adding the following new clauses (g) and (h) at the end thereof:

(g) consummation of the ATV Disposition; and

(h) disposition of the Equity Interests in ATV.

2.5    Amendment of Section 7.5 (Limitation on Transactions with Affiliates. Section 7.5 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (E) thereof and substituting in lieu thereof the text “,”, (ii) deleting the text “.” at the end of clause (F) thereof and substituting in lieu thereof the text “;” and (iii) adding the following new clauses (G) and (H) at the end thereof:

(G) (1) the ATV Disposition and (2) transactions pursuant to (x) the ATV Services Agreement entered into in connection with the ATV Disposition and any amendments thereto to the extent that such amendments, taken as a whole, are not adverse in any material respect to the interests of the Lenders or (y) any similar agreement between DW Animation or any of its Subsidiaries, on the one hand, and ATV or any of its Subsidiaries, on the other hand, to the extent that such similar agreement is not more adverse to the interests of the Lenders in any material respect, when taken as a whole, than the ATV Services Agreement entered into in connection with the ATV Disposition; and

(H) the license agreement between DW Animation and/or its Subsidiaries and the ATV Subsidiaries with respect to the copyrights, trademarks and associated rights relating to “Richie Rich” for exploitation in an episodic series.

2.6    Amendment of Section 7.7 (Limitation on Restrictions on Subsidiary Distributions) of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby replaced with the following:

Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of DW Animation to (a) pay dividends or make any other distributions in respect of any Equity Interest in such Subsidiary held by, or pay any Indebtedness owed to, DW Animation or any Subsidiary of DW Animation, (b) make loans or advances to DW Animation or any Subsidiary of DW Animation or (c) transfer any of its assets to DW Animation or any other Subsidiary of DW Animation, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or any other agreements in effect on the Closing Date, (ii) any restrictions, with respect to a Subsidiary that is not a Subsidiary on the Closing Date, under any agreement in existence at the time such Subsidiary becomes a Subsidiary, so long as such restrictions were not created in contemplation of such Person becoming a Subsidiary and apply only to such Subsidiary, (iii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iv)(A) in the case of any Subsidiary acquired after the Closing Date that is not wholly owned, directly or indirectly, by DW Animation, restrictions or conditions imposed by its organizational documents which are binding on such Subsidiary at the time such Subsidiary is acquired, so long as such restrictions were not entered into solely in contemplation of such acquisition (provided that for so long as such restrictions are applicable, no other Subsidiary may be merged or consolidated with such Subsidiary if the property subject to such restrictions would be expanded as a result of such merger or consolidation) or (B) restrictions or conditions which are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures and other similar arrangements permitted hereunder; provided that in each case in this clause (iv) such restrictions and conditions apply only to such Subsidiary and to the Equity Interests of such Subsidiary, (v) any restrictions set forth in the Senior Unsecured Note Indenture as in effect on the First Amendment Effective Date, (vi) any Copyright Transfer Restriction imposed in connection with any Tax Credit-Financed PSA or (vii) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in clause (i), (ii), (iii), (iv), (v) or (vi) above; provided that the terms and conditions of any such agreement are no less favorable to the Lenders than those under the agreement so amended, refinanced or replaced.

2.7    Amendment to Section 1.1 (Definitions) of the Guarantee and Collateral Agreement. Section 1.1(b) of the Guarantee and Collateral Agreement is hereby amended by deleting the definition of “Issuers” set forth therein and substituting in lieu thereof the following:

“Issuers”: the collective reference to each issuer of any Investment Property held by a Grantor.

2.8    Consent Under Guarantee and Collateral Agreement. For purposes of, and in accordance with, Section 5.5(b) of the Guarantee and Collateral Agreement, the Required Lenders hereby direct the Administrative Agent to consent, and the Administrative Agent hereby consents, to (a) the ATV Disposition (including the issuance of up to 25% of the Capital Stock of ATV to HDS II, Inc. in connection therewith), (b) the entering into by ATV Inc. of the ATV Joint Venture Agreement (including any restrictions set forth therein on the right of ATV Inc. or the Administrative Agent to sell, assign or transfer any Investment Property issued by ATV or any Proceeds (as defined in the Guarantee and Collateral Agreement) thereof) and (c) the issuance of Capital Stock of ATV on and after the Second Amendment Effective Date; provided that DW Animation shall provide the Administrative Agent prompt written notice thereof.

SECTION 3.    RELEASE. The Required Lenders hereby (i) consent to the Release, (ii) authorize the Administrative Agent to release each of the ATV Subsidiaries from its obligations under the Loan Documents in its capacity as a Subsidiary Guarantor, a Grantor and a Loan Party and release, discharge or terminate all security interests, mortgages, liens, charge and pledges, of any kind, nature or description, wherever or however subsisting or arising, on any assets of any ATV Subsidiary or in the ATV Assets, in each case in favor of the Administrative Agent for the benefit of the Secured Parties (and each such release shall be deemed effective as of the Second Amendment Effective Date) and (iii) authorize the Administrative Agent and any designee thereof to file UCC-3 termination statements and any other releases, discharges or terminations necessary to effectuate the Release. Other than as set forth above, the security interests and effect of the Guarantee and Collateral Agreement and other Security Documents and the related UCC financing statements and other security interest filings upon the balance of the Collateral of the Loan Parties (other than the ATV Subsidiaries and other than the ATV Assets) shall remain unchanged and continue in full force and effect.

DW Animation hereby agrees that if, at any time, any ATV Subsidiary becomes a Wholly Owned Subsidiary of DW Animation, DW Animation shall promptly comply (and cause such Subsidiary to comply) with Section 6.9(c) of the Credit Agreement. Upon execution and delivery of the documents and agreements required by Section 6.9(c) of the Credit Agreement, such ATV Subsidiary shall automatically become a Subsidiary Guarantor, a Grantor and a Loan Party under the Credit Agreement and the other Loan Documents.

SECTION 4.    MISCELLANEOUS.

4.1    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(a)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of DW Animation, each of the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

(b)    Payment of Fees, Expenses. DW Animation shall have paid all fees and expenses as required pursuant to Section 4.8 of this Amendment or otherwise in connection with this Amendment.

(c)    Representations and Warranties. The representation and warranty set forth in Section 4.2 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate dated as of the Second Amendment Effective Date signed by a Responsible Officer of DW Animation certifying the same.

(d)    No Defaults. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date, after giving effect to this Amendment, and the Administrative Agent shall have received a certificate dated as of the Second Amendment Effective Date signed by a Responsible Officer of DW Animation certifying the same.

(e)    ATV Disposition. The ATV Disposition shall have been consummated (or shall be consummated substantially simultaneously with the effectiveness of this Amendment) in accordance with the terms of the ATV Contribution Agreement and the ATV Unit Purchase Agreement.

(f)    Liens Unimpaired. Immediately after giving effect to this Amendment and the ATV Disposition, the Administrative Agent will have, for the benefit of the Secured Parties, a first priority security interest in 75% of the Capital Stock of ATV (subject only to Permitted Collateral Liens).

4.2    Representation and Warranty. DW Animation hereby represents and warrants that, after giving effect to the amendments contained herein, on the Amendment Effective Date the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.3    FATCA Status. The Administrative Agent and the Lenders shall, solely for purposes of determining the applicability of U.S. Federal withholding Taxes imposed by FATCA, from and after the Second Amendment Effective Date, treat the Credit Agreement (together with any loans or other extensions of credit pursuant thereto) as not qualifying as a “grandfathered obligation” under FATCA.

4.4    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of DW Animation that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. On and after the Second Amendment Effective Date, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Guarantee and Collateral Agreement in any other Loan Document shall be deemed a reference to the Guarantee and Collateral Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

4.5    No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

4.6    Acknowledgment of Subsidiary Guarantors. Each Subsidiary Guarantor hereby (x) consents to this Amendment, and to the amendments and modifications to the Credit Agreement and the Guarantee and Collateral Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement or any other Loan Document, as applicable, and its liability for the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim and (y) acknowledges that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and the Loan Documents.

4.7    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

4.8    Payment of Fees and Expenses. DW Animation agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.9    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.10    Integration. This Amendment and the other Loan Documents represent the agreement of DW Animation, each other Loan Party, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

4.11    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

DREAMWORKS ANIMATION SKG, INC.

By: /s/ Robert A. Kelly
Name: Robert A. Kelly
Title: Assistant Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By: /s/ Robert A. Kelly
Name: Robert A. Kelly
Title: Assistant Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent, the L/C Issuer and as a Lender

By: /s/ Patrick J. Minnick
Name: Patrick J. Minnick
Title: Vice President

BANK OF AMERICA

By: /s/ Matthew Koenig
Name: Matthew Koenig
Title: Senior Vice President

MUFG Union Bank, N.A. f/k/a Union Bank, N.A., as a Lender

By: /s/ Steve Howard
Name: Steve Howard
Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Patrick Drum
Name: Patrick Drum
Title: Senior Relationship Manager

SUNTRUST BANK

By: /s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Vice President

SCHEDULE I

DREAMWORKS ANIMATION L.L.C.
DREAMWORKS POST-PRODUCTION L.L.C.
PACIFIC DATA IMAGES, L.L.C.
PACIFIC DATA IMAGES, INC.
DREAMWORKS INC.
DREAMWORKS ANIMATION HOME ENTERTAINMENT, L.L.C.
DREAMWORKS ANIMATION LIVE THEATRICAL PRODUCTIONS LLC
DREAMWORKS ANIMATION HOME ENTERTAINMENT, INC.
DREAMWORKS ANIMATION INTERNATIONAL SERVICES, INC.
DREAMWORKS ANIMATION ONLINE, INC.
DREAMWORKS ANIMATION TELEVISION, INC.
DREAMWORKS ANIMATION TELEVISION POST-PRODUCTION, INC.
DWA GLENDALE PROPERTIES, LLC
DWA LIVE STAGE DEVELOPMENT, LLC
DWA INTERNATIONAL INVESTMENTS, INC.
DWA INTERNATIONAL TELEVISION PROPERTIES, INC.
DWA INVESTMENTS, INC.
DWT SHREK TOUR ONE, INC.
BOOMERANG MEDIA HOLDINGS II LLC
BOOMERANG MEDIA HOLDINGS III LLC
ENTERTAINMENT RIGHTS US HOLDINGS, LLC
GTCR/BOOMERANG HOLDINGS/B CORP.
CLASSIC MEDIA HOLDINGS, LLC
CLASSIC MEDIA, LLC
BIG IDEA ENTERTAINMENT, LLC
BIG IDEA.COM, LLC
CLASSIC MEDIA MUSIC, LLC
CLASSIC MEDIA PICTURES, LLC
CLASSIC MEDIA PRODUCTIONS, LLC
GOLD KEY HOME VIDEO, LLC
GOTJ DISTRIBUTION, LLC
LASSIE DISTRIBUTION, LLC
LITTLE LOTTA MUSIC, LLC
CLASSIC FEATURE PRODUCTIONS, LLC
AWESOMENESSTV, INC.
AWESOMENESS, LLC
MB FILMS, LLC
STUART STREET, LLC
AWESOMENESS KIDS, LLC
BAMMO, LLC
BIG FRAME, INC.
DREAMWORKS ANIMATION LICENSING, LLC
DREAMWORKS ANIMATION PUBLISHING, LLC
MAHONE CONCERT FILM, LLC
SMOSH MOVIE, LLC
STUART STREET KIDS, LLC